UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                 ---------------


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of report (Date of earliest event reported): August 13, 2004


                       HUNGARIAN TELEPHONE AND CABLE CORP.
               (Exact Name of Registrant as Specified in Charter)


           Delaware                       1-11484               13-3652685
 (State or Other Jurisdiction           (Commission            (IRS Employer
       of Incorporation)               File Number)         Identification No.)



                         1201 Third Avenue, Suite #3400
                         Seattle, Washington 98101-3034
                    (Address of Principal Executive Offices)


                                 (206) 654-0204
              (Registrant's telephone number, including area code)


                                 Not applicable
          (Former Name or Former Address, if Changed Since Last Report)

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

          (c)  Exhibits


               99.1 Press   release  dated  August  13,  2004   announcing   the
                    Registrant's financial results for the fiscal quarter ended June 30, 2004.


Item 12.          Results of Operations and Financial Condition*


On August 13, 2004, the Registrant issued a press release announcing its financial results for the fiscal quarter ended June 30, 2004. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.








* The information furnished under Item 12 of this Current Report on Form 8-K, including the exhibit attached hereto under Item 7, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                       HUNGARIAN TELEPHONE AND CABLE CORP.



Date: August 13, 2004                  By:    /s/ Peter T. Noone
                                              ---------------------------------
                                             Peter T. Noone
                                             General Counsel

                       HUNGARIAN TELEPHONE AND CABLE CORP.
                                  Exhibit Index



 Exhibit        Description of Document
 Number
  99.1          Press   Release  dated  August  13,  2004   announcing   the
                Registrant's  financial results for the fiscal quarter ended
                June 30, 2004.